SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015 (June 30, 2015)

ICON VAPOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8525 Arjons Drive, Suite A San Diego, CA 92126
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(858) 564-9513

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ICON VAPOR, INC.

Form 8-K

Current Report

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On June 30, 2015, the Registrant dismissed Cutler & Co., LLC of 9605 West 49th Avenue, Suite 200, Wheat Ridge, Colorado 80033 (“Cutler”) from the role as independent certifying accountant for the Registrant.

Cutler & Co., LLC was appointed as Auditor of the Registrant on May 15, 2015. However, shortly after Cutler & Co., LLC was appointed as the independent certifying accountant for the Registrant, the Registrant determined to dismiss Cutler & Co., LLC and on June 30, 2015, the Registrant engaged Anthon & Chia, LLP of 3501 Jamboree Road, Suite 450, Newport Beach, CA 92660 (“Anthon & Chia”) as the new Auditor.

Other than an explanatory paragraph included in the audit reports of the auditor prior to Anthon & Chia’s engagement, Terry L. Johnson, CPA (“Johnson”), for the Registrant's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Johnson on the Registrant's financial statements for the last fiscal year ended December 31, 2014 and 2013 through June 30, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

From the date of Cutler’s appointment on May 15, 2015 through the date of this Current Report on Form 8-K, (1) there were no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cutlers, would have caused Cutler to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Cutler prior to the date of the filing of this report and requested that Cutler furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

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(b) June 30, 2015, the Registrant’s Board of Directors approved the engagement of Anthon & Chia, LLP, as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through June 30, 2015 neither the Registrant nor anyone acting on its behalf consulted with Anthon & Chia regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Anthon & Chia on the Registrant's financial statements; or (ii) Neither a written report nor oral advice was provided to the Registrant by Anthon & Chia that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (iii) The Registrant did not consult Anthon & Chia regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 21, 2015, Icon Vapor, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q/A and accompanying financial statements and footnotes without the consent of Cutler & Co. LLC (“Cutler”), the Company’s then current independent registered certified public accounting firm, and without review of the financial statements as required by Regulation S-X as promulgated under the Securities Act of 1934. On June 30, 2015, the Board of Directors of the Company was notified by Cutler of this non-compliance, and accordingly the Board of Directors concluded that the financial statements for the three months ended March 31, 2015 should not be relied upon pending independent review of the financial statements by Anthon & Chia, the Company’s new independent registered certified public accounting firm.

As a result of the foregoing, the Company will amend and restate our financial statements for the quarterly period ended March 31, 2015, upon completion of Anthon & Chia’s review. The amended Form 10-Q will be filed as soon as possible.

The Company’s management has discussed the matters disclosed in Item 4.02 of this Form 8-K with Cutler & Co. LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit No.	Document	Location
16.1	Letter dated July 1, 2015, from Cutler & Co., LLC to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON VAPOR, INC.
Date: July 24, 2015
	By:	/s/ Daniel W. Balsiger
Daniel W. Balsiger Chief Executive Officer

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